SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): April 28, 2000
                                                         --------------


                        FGIC SECURITIES PURCHASE, INC.
                        ------------------------------
            (Exact name of Registrant as specified in its charter)



           Delaware                 0-19564           13-3633082
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        (State or other            (Commission           (I.R.S. Employer
        jurisdiction of            File Number)          Identification No.)
        incorporation)


                    115 Broadway, New York, New York 10006
                    --------------------------------------
             (Address of principal executive officers) (Zip Code)



      Registrant's telephone number, including area code: (212) 312-3000
                                                           --------------

Item 5.  Other Events
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     An exhibit is filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-43729) filed by FGIC Securities Purchase, Inc. ("FGIC-SPI") with the Securities and Exchange Commission covering Liquidity Facility Obligations in the principal amount of $1,000,000,000 plus interest.

     The exhibit consists of the consent of KPMG LLP relating to (i) the incorporation by reference of their report dated February 4, 1999 relating to the financial statements and schedules of General Electric Capital Corporation ("GE Capital") and consolidated affiliates as of December 31, 1999 and 1998 and for each of the years in the three-year period ended December 31, 1999, appearing in GE Capital's Annual Report on Form 10-K for the year ended December 31, 1999; and (ii) the reference to them under Experts in the Preliminary Prospectus Supplement relating to the Liquidity Facility of FGIC Securities Purchase, Inc. in support of (i) $9,995,000 principal amount plus interest Liquidity Facility in support of Dallastown Area School District, York County, Pennsylvania, General Obligation Bonds, Series of 2000.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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                                   EXHIBITS

              Item 601 of
              Regulation S-K
              Exhibit Reference
              Number

              (23)                      Consents of experts and counsel:

                                        (h)      Consent of KPMG LLP

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                     FGIC SECURITIES PURCHASE, INC.
                                     ------------------------------
                                               (Registrant)



                                     By:  Stephen Natko
                                          ---------------------------
                                          Name:   Stephen Natko
                                          Title:  Vice President


Dated: April 28, 2000

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549









                        FGIC SECURITIES PURCHASE, INC.








                         EXHIBITS TO CURRENT REPORT ON
                         FORM 8-K DATED April 28, 2000









                                                Commission File Number 0-19564

                                 Exhibit Index



Exhibit No.    Description                                                Page
----------     -----------                                                ----

(23)           Consents of experts and counsel:                             6

                      (h)     Consent of KPMG LLP

                                                      Exhibit (23)(h)

To the Board of Directors
General Electric Capital Corporation

     We consent to incorporation by reference in the Preliminary Prospectus Supplement for FGIC Securities Purchase, Inc. relating to the $9,995,000 principal amount plus interest Liquidity Facility in support of Dallastown Area School District, York County, Pennsylvania, General Obligation Bonds, Series of 2000 (the "Preliminary Prospectus Supplement") of our report dated February 4, 2000 relating to the statement of financial position of General Electric Capital Corporation and consolidated affiliates as of December 31, 1999 and 1998, and the related statements of earnings, changes in share owners' equity and cash flows for each of the years in the three-year period ended December 31, 1999, and the related schedule, which report appears in the December 31, 1999 annual report on Form 10-K of General Electric Capital Corporation.


     We also consent to the reference to our firm under the heading "Experts" in the Preliminary Prospectus Supplement.



Stamford, Connecticut
April 28, 2000